AMENDED AND RESTATED DEBT CONVERSION AGREEMENT

This Amended and Restated Debt Conversion Agreement made as of this 1st day of November, 2006 between Web2 Corp., a Delaware corporation (the “Company”) having a principal place of business at 100 West Lucerne Circle, Suite 600, Orlando, FL 32801 and Steven A. Horowitz (“Lender”) having a principal place of business at 400 Garden City Plaza, Suite 202, Garden City, NY 11530.

WHEREAS, Lender has from time to time advanced funds to the Company $1,726,184.14of which a portion has been paid, a portion converted into shares of the Company’s common stock and there is an outstanding balance of $1,549,268.14, including accrued but unpaid interest as of October 25, 2006 (the “Loan”); and

WHEREAS, the Loan was made pursuant to a Grid Promissory Note dated April 8, 2005, which memorialized advances, payments and interest from June 9, 2004 to the date of the Note (the “Grid Note”) a conversion agreement dated as of August 2004 (“Conversion Agreement”) and Security Agreement dated as of October 28, 2004 (the “Security Agreement”);

WHEREAS, as a result of changes in the control of the Company in December 2004, and subsequent improvements in the Company’s record keeping procedures, the parties want to assure that certain terms of the Grid Note, Conversion Agreement and Security Agreement are fully understood and properly recorded.

WHEREAS, the parties wish to definitively state key terms and provisions so as to provide a convenient reference and prevent any future misunderstandings.

NOW THEREFORE, in consideration of the terms, conditions and agreements contained in this Agreement, the Grid Note, Conversion Agreement and Security Agreement, the parties agree as follows:

1. BALANCE OF GRID NOTE AND INTEREST. Annexed hereto as Exhibit A is a schedule of advances to the Company, interest accrued, payments made and amounts converted. The parties agree that under the Grid Note, as amended by the Security Agreement, Conversion Agreement and representations of former management to the Lender at the time additional advances were made, interest on outstanding balances increased from 8% to 18% with retroactive effect to June 9, 2004.

2. CONVERSION.

(a)  Voluntary Conversion. At any time after August 31, 2004 until there is no longer a balance outstanding on the Grid Note, principal and interest due on the Grid Note shall be convertible into shares of Common Stock at the option of the Lender, in whole or in part at any time and from time to time (subject to the limitations on conversion set forth in Section 2(c) hereof). The Lender shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Exhibit B (a “Notice of Conversion”), specifying therein the amount of principal and interest of the Grid Note to be converted, the date of the advance or advances being satisfied by such conversion, and the date on which such conversion is to be effected (a “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. Once delivered, the Notice of Conversion shall be irrevocable, unless provided otherwise by the Company in its sole discretion or as provided in Section 2(d)(iii). To effect conversions hereunder, the Lender shall not be required to physically surrender the Grid Note to the Company unless the entire principal amount of the Grid Note plus all accrued and unpaid interest thereon has been so converted. Unless otherwise directed by Lender in the Conversion Notice, conversions hereunder shall have the effect of lowering the outstanding principal amount of the Grid Note in an amount equal to the applicable conversion and the principal so converted, for purposes of Rule 144 under the Securities Act of 1933, as amended, shall be the earliest unconverted principal advance received by the Company. The Lender and the Company shall maintain records showing the principal amount converted (and interest, if any) and the date of such conversions by making successive notations on Schedule 1 hereto. In the event of any dispute or discrepancy, the records of the Lender shall be controlling and determinative in the absence of manifest error.

(b)  Conversion Price. The conversion price in effect on any Conversion Date shall initially be equal to $0.01 (subject to adjustment herein, the “Conversion Price”). Effective July 15, 2006, the Conversion Price, adjusted for a reverse split was $0.15.

(c)  Conversion Limitations. The Company shall not effect any conversion of the Grid Note, and a Lender shall not have the right to convert any portion of the Grid Note to the extent that after giving effect to such conversion, such Lender (together with such Lender’s affiliates, and any other person or entity acting as a group together with such Lender or any of such Lender’s affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Lender and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Grid Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted principal amount of the Grid Note beneficially owned by such Lender or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Debentures or the Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Lender or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 2(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 2(c) applies, the determination of whether the Grid Note is convertible (in relation to other securities owned by such Lender together with any affiliates) and of which amounts of the Grid Note are convertible shall be in the sole discretion of such Lender, and the submission of a Notice of Conversion shall be deemed to be such Lender’s determination of whether the Grid Note may be converted (in relation to other securities owned by such Lender) and which amounts of the Grid Note are convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Lender will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(c), in determining the number of outstanding shares of Common Stock, a Lender may rely on the number of outstanding shares of Common Stock as reflected in the most recent of the following: (A) the Company’s most recent Form 10-QSB or Form 10-KSB, as the case may be, (B) a more recent public announcement by the Company or (C) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written request of a Lender, the Company shall within two Trading Days confirm in writing to such Lender the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Grid Note, by such Lender or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The Company, in refraining from or taking actions under this Section 2(c), may rely solely upon filings made by the Lender under Section 13(d) of the Exchange Act or written representation of the Lender as to its beneficial ownership. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Grid Note held by the Lender. The Beneficial Ownership Limitation provisions of this Section 2(c) may be waived by such Lender, at the election of such Lender, upon not less than 61 days’ prior notice to the Company to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Grid Note held by the Lender, and the provisions of this Section 2(c) shall continue to apply. Upon such a change by a Lender of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be waived by such Lender. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 2(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor Lender of the Grid Note.

(d)  Mechanics of Conversion

i.  Conversion Shares Issuable Upon Conversion of Principal Amount. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of the Grid Note to be converted by (y) the Conversion Price.

ii.  Delivery of Certificate Upon Conversion. Not later than three Trading Days after any Conversion Date, the Company will deliver or cause to be delivered to the Lender a certificate or certificates representing the Conversion Shares which shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of the Grid Note. The Company shall, if available and if allowed under applicable securities laws, use its reasonable best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

iii.  Failure to Deliver Certificates. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Lender by the third Trading Day after a Conversion Date, the Lender shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the principal amount of the Grid Note tendered for conversion.

iv.  Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Grid Note and payment of interest on the Grid Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Lender (and the other Lenders of the Grid Notes), not less than such number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the outstanding principal amount of the Grid Note and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable.

v.  Fractional Shares. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Company elects not, or is unable, to make such a cash payment, the Lender shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

vi.  Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Grid Note shall be made without charge to the Lender hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Lender of the Grid Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

3. CERTAIN ADJUSTMENTS.

(a)  Stock Dividends and Stock Splits. If the Company, at any time while the Grid Note is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to the Grid Note, including as interest thereon), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b)  Pro Rata Distributions. If the Company, at any time while the Grid Note is outstanding, shall distribute to all Lenders of Common Stock (and not to the Lenders of the Grid Note) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Lender of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(c)  Fundamental Transaction. If, at any time while the Grid Note is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which Lenders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of the Grid Note, the Lender shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the Lender of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If Lenders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Lender shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the Grid Note following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Lender a new debenture consistent with the foregoing provisions and evidencing the Lender’s right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Grid Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(d)  Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(e)  Notice to the Lender.

i.  Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any of this Section 5, the Company shall promptly mail to each Lender a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement).

ii.  Notice to Allow Conversion by Lender. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all Lenders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Grid Note, and shall cause to be mailed to the Lender at its last addresses as it shall appear upon the stock books of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the Lenders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that Lenders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Lender is entitled to convert the Grid Note during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

4. LENDERS REPRESENTATIONS AND WARRANTIES.

The Lender hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a) The Lender will acquire the shares of the Company’s Common Stock upon conversion set forth in Section 2 for its own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part.

(b) The Lender acknowledges its understanding that the offering and sale of the shares of Common Stock upon conversion is intended to be exempt from registration under the Act by virtue of Section 2(2) of the Securities Act of 1933, as amended (the “Act”) and the provisions of Regulation D thereunder.

(c) The Lender has the financial ability to bear the economic risk of its investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company.

(d) The Lender is an individual or organization which comes within a category of “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Act (17 C.F.R. 230.501(a)).

(e) The Lender has made an independent investigation of the Company’s business, been provided an opportunity to obtain additional information concerning the Company it deems necessary to make an investment decision and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(f) The Lender represents, warrants and agrees that it will not sell or otherwise transfer the Shares unless registered under the Act or in reliance upon an exemption therefrom, and fully understands and agrees that it must bear the economic risk of its purchase for an indefinite period of time because, among other reasons, the Shares or underlying securities have not been registered under the Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or an exemption from such registration is available. The Lender also understands that the Company is under no obligation to register the Shares on its behalf or to assist the Lender in complying with any exemption from registration under the Act. The Lender further understands that sales or transfers of the Shares or underlying securities are restricted by the provisions of state securities laws.

(g) The execution and performance of this Agreement has been duly authorized by all requisite corporate action by Lender and the person signing this Agreement on behalf of Lender has been duly authorized by such entity to do so.

(h) The foregoing representations, warranties and agreements shall survive the delivery of the Shares under the Agreement.

5. COMPANY REPRESENTATIONS AND WARRANTIES.

The Company hereby acknowledges, represents and warrants to, and agrees with the Lender as follows:

(a) The Company has been duly organized, is validly existing and is in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by the United States Bankruptcy Code and laws effecting creditors rights, generally.

(b) Subject to the performance by the Lenders of its obligations under this Agreement and the accuracy of the representations and warranties of the Lender, the offering and sale of the Shares will be exempt from the registration requirements of the Act.

(c) The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement.

(d) The foregoing representations, warranties and agreements shall survive the Closing.

6. MISCELLANEOUS.

(a) Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

(b) Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

(c) Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

(d) Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the Investor shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

(e) Entire Agreement. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

(f) Applicable Law. This Agreement shall be governed and construed under the laws of the State of New York.

(g) Effect on Prior Documents. Except as expressly set forth herein, all of the terms and conditions of the Grid Note, Conversion Agreement and Security Agreement shall continue in full force and effect after the execution of this Amendment, and shall not be in any way changed, modified or superseded by the terms set forth herein and the provisions of this Amendment, if not expressly set forth herein.

(h) Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the Company and Lender’s successors and assigns. Notwithstanding the generality of the foregoing, the provision of Section 2 shall inure to the benefit of any assignee of the Lender of the right to receive payment under the Grid Note, in whole or in part, and the Company will rely upon Lender’s notice of such assignment as to the date of the advances that have been assigned and the extent by which such assignment includes the right to receive interest. The Company further agrees that the assignments of advances by the Lender of amounts owing to the Lender in the aggregate amount of $260,187.67 on June 13, 2006 consisted of principal advanced on the dates set forth in Exhibit A hereto and interest calculated at the rate of 8% from the date of such advances to the date of conversion. Accordingly, the sum of $26,047.34 of interest (upon which no additional interest is accruing remains due and owing to Lender) remains due and owing to Lender.

IN WITNESS WHEREOF, the Company and Lender have caused this Agreement to be executed and delivered by their respective officers, thereunto duly authorized.

WEB2 CORP.

By:
William Mobley, CEO

Steven A. Horowitz